UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2019

Covetrus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, Maine		04101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 280-2221

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 18, 2019, Francis X. Dirksmeier, Senior Vice President and President, North America, delivered to Covetrus, Inc. (the “Company”) notice of his intention to resign from his position with the Company effective as of the close of business on February 22, 2019 to become the Chief Executive Officer of a human healthcare company.

The Company has initiated a search to identify and recruit a candidate to fill this vacancy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covetrus, Inc.

Dated: February 20, 2019	By:	/s/ Benjamin Shaw
	Name:	Benjamin Shaw
	Title:	President and Chief Executive Officer